SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported)


                               SEPTEMBER 18, 1996


                               AST RESEARCH, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                  0-13941                              95-3525565
          (Commission File Number)         (IRS Employer Identification No.)


            16215 ALTON PARKWAY
             IRVINE, CALIFORNIA                          92718
  (Address of principal executive offices)             (Zip Code)


               Registrant's telephone number, including area code
                                 (714) 727-4141


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


ITEM 5.  OTHER EVENTS

On September 18, 1996, AST Research, Inc. (the "Company") announced that Noh Byung Park has been named Senior Vice President, Worldwide Product Development and Manufacturing and an officer of the Company. A copy of the press release is attached to this report, and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number    Description

99.1 Press Release dated September 18, 1996 announcing that Noh Byung Park has been named Senior Vice President, Worldwide Product Development and Manufacturing and an officer of the Company.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AST Research, Inc.
                         _______________________________________
                                       (Registrant)




                              By  /s/ DENNIS R. LEIBEL
                                  ---------------------
                                  Dennis R. Leibel
                                  Senior Vice President
                                  Legal, Administration and Secretary


Date:  September 18, 1996